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                                                                EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated March 26, 1997, included in The Eastwind Group, Inc.'s Form 10-KSB for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.



                                                ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
  August 28, 1997